Exhibit 99.1

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[LOGO]

Annual Meeting of Shareholders

May 11, 2005

[GRAPHIC]

WELCOME

2005 Select Comfort

 Shareholders Meeting

Agenda

•	Welcome/Introductions	Bill McLaughlin

•	Formal Business	Mark Kimball

•	Shareholder Voting	Mark Kimball

•	Business Overview/Outlook	Jim Raabe
Bill McLaughlin
Robin Mears

•	Voting Results	Mark Kimball

•	Q&A

[LOGO]

Introductions

•                  Board of Directors

•                  Senior Management

Mark Kimball

Senior Vice President, General Counsel

Introductions

•                  KPMG

•                  Wells Fargo

Formal Business Agenda

•                  Election of Directors

•                  Amendment of Employee Stock Purchase Plan

•                  Ratification of Appointment of Independent Auditors

Election of Directors

Board Nominees

Christopher P. Kirchen

Brenda J. Lauderback

Michael A. Peel

Jean-Michel Valette

Amendment of Employee Stock Purchase Plan

•                  Increase price payable by participants from 85% of Fair Market Value to 95% of Fair Market Value

•                  Increase number of shares reserved for issuance from 1,000,000 to 1,500,000

Independent Auditors

Ratification of Selection of KPMG LLP to serve as Independent Auditors for 2005 Fiscal Year

Shareholder Voting

•                  Election of Directors

•                  Amendment of Employee Stock Purchase Plan

•                  Ratification of Appointment of Independent Auditors

Forward Looking Statements

•                  Cautionary statements

•                  Certain risks on forward looking information

Statements used in this presentation that relate to future plans, events, financial results or performance are forward-looking statements that are subject to certain risks and uncertainties including, among others, such factors as our ability to continue to successfully execute our strategic initiatives and growth strategy; the efficiency and effectiveness of our advertising and marketing programs; consumer acceptance of our products, new product offerings and brand image; our ability to execute our retail store distribution strategy; our ability to execute our wholesale distribution strategy; our ability to maintain cost-effective sales, production and delivery of our products; inflationary pressures caused by rising fuel and commodity costs; the impact of outstanding litigation claims, including the potential impact of any adverse publicity; competitive trends in the bedding industry; uncertainties arising from general economic conditions, consumer confidence and global events, as well as the risk factors listed from time to time in the company’s filings with the SEC, including the company’s Annual Report on Form 10-K and other periodic reports filed with the SEC.

Business Update

Jim Raabe

Senior Vice President, Chief Financial Officer

2005:  Execution and Growth

•                              Unit Growth

•                              Marketing Productivity

•                              Distribution Expansion

•                              Radisson Placements and Referrals

•                              Margin offset to inflation

•                              People/Culture

A Strong Start to 2005

	1st Quarter	Versus 2004

Sales	$172.8M	+ 23%

Operating Profit	$13.4M	+ 17%

EPS	$0.22	+ 22%

Cash	$101.2M	$ +17M

Stock Repurchases  ($7M in Q1, $27M last 12 months)

2005 Outlook ($MM)

	Guidance 2005	2004

Net Sales		$558
+/-	+18% - 20%	+22%
Same store sales	7% - 12%	+16%

EPS	$0.98 - $1.06	$0.80
	>20%	+16%

Operating Margin	+1 ppt	8.9%

Capital Expenditures	=$30	$21

Free Cash Flow	>$30	$31

[LOGO]

Bill McLaughlin

Chairman, CEO and President

Sustained Revenue Growth

Net Sales

[CHART]

[GRAPHIC]

Demonstrated Growth Opportunity

EPS

[CHART]

[GRAPHIC]

Not Complacent

“thou will do well in commerce as long as thou does not believe thine own odor is perfume”

Chairman of Bear Stearns

Alan C. Greenberg

[GRAPHIC]

Jean-Michel Valette
Select Comfort
Board Member

Mount Everest
May 2003

[GRAPHIC]

Mission:                                                 Improve peoples lives through better sleep

Vision:                                                           Leadership:  Changing the way the world sleeps

Early Growth Opportunity

National

[CHART]

Lead Markets

[CHART]

Building Blocks of Growth

[GRAPHIC]	• Consumer Trend • Product/Brand • Distribution/Expansion Opportunities • Business Model • People

Consumer Demand for Quality Sleep – Strong Trend

[GRAPHIC]

•                  Demographics

•                  Health Awareness

•                  Sleep Awareness

Quality Beds Leading
Industry Growth

[LOGO]

•                  Awareness

•                  Credibility

•                  Trial

•                  Improved lives

Sources of Competitive Advantage

[GRAPHIC]	• Unique product/Supply Chain • Brand • Controlled distribution • Integrated business model • “Secret Ingredient”

Advantaged Business Model/Self-funded Growth

Cash/Debt

[CHART]

[GRAPHIC]

“Secret Ingredient” – Customer Passion

[GRAPHIC]

[LOGO]

Customer Loyalty:	[GRAPHIC]
Our Secret Ingredient

May, 2005

Robin Mears

Customer Loyalty as an Explicit Strategy

[GRAPHIC]

Understand it, grow it and leverage it.

What is Loyalty?

Loyalty is more than satisfaction…

It’s:

•                  A strongly held preference

•                  An emotional attachment

•                  A deep level of engagement and commitment

…that drives behavior

Loyal Customers Drive Business Results

Loyal Customer [GRAPHIC]	Today	Year 10

	Increased Volume	Re-buy	[GRAPHIC]

		Buy More	[GRAPHIC]

		Recommend	[GRAPHIC]

Increased Profits
		Pay Price Premiums	[GRAPHIC]

		Cost Less to Serve	[GRAPHIC]
[GRAPHIC]

Select Comfort Loyalty Indicators

Overall Customer Loyalty

Preference	Advocacy	Expansion

Customers’ likelihood to:	Customers’ likelihood to:	Customers’ likelihood to:

• Repurchase again if had to do all over • Choose a hotel if had Sleep Number Beds	• Recommend the bed • Actively encourage others to consider a Sleep Number bed • Give a formal testimonial for the bed	• Purchase additional beds for others in home • Purchase additional beds for guest rooms • Purchase additional beds for self • Purchase gift card • Purchase bed as gift • Purchase bedding accessories

Some

Survey

Highlights

[GRAPHIC]

Customer Loyalty

Current owners are highly committed to Select Comfort,
exhibiting strong preference and advocacy intentions
and healthy future purchase intentions.

Preference	• Repurchase	92%
	• Choose Hotel with Beds	76%

Advocacy	• Recommend	93%
	• Actively Encourage	81%

Expansion	• Purchase More Beds for Self	67%
	• Purchase More Beds for Others	47%
	• Purchase Bedding Accessories	44%

Actual Customer Behavior

Happy
Customers

[GRAPHIC]

94% have spread
positive word-of-mouth
about Select Comfort
and their bed!

Impact

Word of Mouth

Mean 15.59 people (20.52 for long-term customers!)

[GRAPHIC]

Bed Purchases from Customer Referral

Mean

1.52 people

[GRAPHIC]

Overall Performance

Rational	Select Comfort has done a great job of positioning
Benefits	and delivering on its premium-based value
proposition.

Overall
Experience	84% Excellent/Very Good

Overall
Value	85% Excellent/Very Good

Sleep
Number
Bed	87% Excellent/Very Good

Brand Associations

Emotional	Customers feel a strong emotional attachment to
Connections	the Select Comfort brand

Area’s of Brand Strength:

Image	• Premium Brand
• Known for High Quality
• Innovative
• Committed to Improving Sleep
• Customer Focused
• Living up to Promises
• Easy to do Business With

Personality	• A Sleep Expert
• Reliable & Dependable
• Honest & Trustworthy

Feelings	• Feel Healthier
• Feel More Energetic
• Feel Pampered
• Feel Fortunate

Summary

This is a story of success as well as
opportunity

•                  Select Comfort is delivering on its core value proposition and creating passionately loyal customers as a result.

•                  There is a ready (and large) base of existing customers who can be stimulated to act on their willingness to serve as advocates for the company and their receptivity to purchase again from the company.

•                  There are many areas of strength that can be leveraged (and touted) to attract new customers.

Mission Driven – Select Team

Manufacture

[GRAPHIC]

Sales

[GRAPHIC]

Delivery/Service

[GRAPHIC]

Support

[GRAPHIC]

More than Doubled Company Size in Past Five Years

Revenue

[CHART]

Operating Profit

[CHART]

Goal: $1 Billion+ and 12%+ Margin by 2007

Revenue

[CHART]

Profit

[CHART]

Thank you for your support

[GRAPHIC]

•                  2004 a good year, but we can and will do better

•                  Bold expectations for next 5 years

•                  Many customers in need of personal comfort and better sleep

[LOGO]

Shareholder Vote Results

Mark Kimball

Q&A